SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-52356



                        Date of Report: December 19, 2006


                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          20-5996486
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)

One Penn Plaza, Suite 1612 New York, NY                                   10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement
Item 3.02         Unregistered Sale of Equity Securities

     On December 19, 2006, GS Carbon entered into an agreement with Cornell Capital Partners, LP ("Cornell") and Highgate House Funds, Ltd. ("Highgate"). The agreement was made in response to the fact that GS Carbon is currently in default under the Securities Purchase Agreement made among GS Carbon, Cornell and Highgate on March 23, 2006 and the Investor Registration Rights Agreement made on the same date.

         The agreement made on December 19 provided that:

     o Cornell and Highgate agreed to extend the deadline for filing a registration statement for their benefit to April 1, 2007 and to extend the deadline for effectiveness of the registration statement to June 30, 2007.

     o Cornell and Highgate waived the remedies to which they were entitled by reason of the existing breach, provided that they reserved the right to invoke the remedies if the extended deadlines are not met.

     o Cornell and Highgate consented to the recapitalization recently effected by GS Carbon.

     o The parties agreed that a portion of the accrued interest and principal on the Convertible Debentures will be immediately converted into common stock of GS Carbon at a one-time conversion price of $.001 per share into that number of shares to be equal to 4.9% of the shares outstanding after the conversion. All other terms and conditions of the Securities Purchase Agreement made among GS Carbon, Cornell and Highgate on March 23, 2006 shall remain in full force and affect.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 21, 2006                GS CARBON CORPORATION

                                         By: /s/ Kevin Kreisler
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                                                 Kevin Kreisler
                                                 Chief Executive Officer